SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004



                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 27, 2001



                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)


      Delaware                        0-19084                  94-2925073
(State or other jurisdiction of   Commission File No.       (I.R.S. Employer
 incorporation or organization)                           Identification Number)



                            3975 Freedom Circle Santa
                                 Clara, CA 95054
                    (Address of principal executive offices)

                                 (408) 369-1176
              (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS

         On April 27, 2001, PMC-Sierra, Inc. issued a press release announcing that the Board of Directors of PMC-Sierra, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              Exhibit 99   PMC-Sierra, Inc. Press Release issued April 27, 2001.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PMC-Sierra, Inc.
                                      (Registrant)

Date:  April 30, 2001
                                      By:  /s/ John W. Sullivan
                                           --------------------
                                      John W. Sullivan
                                      Vice President and Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit
Number
-------
     99      PMC-Sierra, Inc. Press Release issued April 27, 2001.




Exhibit 99 - PMC-Sierra, Inc. Press Release issued April 27, 2001.



FOR RELEASE ON April 27th, 2001 AT 5:00 P.M. EDT

PMC-Sierra Contacts:

John W. Sullivan                      David Climie                         Susan Shaw
VP Finance & CFO                      Manager, Investor Relations          Manager, Public Relations

Tel: 1 408 988 7785                   Tel: 1 408 988 8276                  Tel: 1 408 988 8515

john_sullivan@pmc-sierra.com          david_climie@pmc-sierra.com          susan_shaw@pmc-sierra.com
----------------------------          ---------------------------          -------------------------



                   PMC-SIERRA ADOPTS STOCKHOLDERS' RIGHTS PLAN


Santa Clara, CA - April 27th, 2001 -- PMC-Sierra, Inc. (NASDAQ:PMCS) today announced that its board of directors has adopted a Stockholders' Rights Plan. Under the plan, PMC-Sierra will issue a dividend of one right for each share of common stock of the company held by stockholders of record as of the close of business on May 25, 2001. The plan is designed to assure stockholders fair value in the event of a future unsolicited business combination or similar transaction involving the company. PMC-Sierra added that the plan was not adopted in response to any attempt to acquire the company, and that it is not aware of any such efforts.

Each right will initially entitle stockholders to purchase a fractional share of the company's preferred stock for $325. However, the rights are not immediately exercisable and will become exercisable only upon the occurrence of certain events. Upon occurrence of these events, unless redeemed for $0.001 per right, the rights will become exercisable by holders, other than rights held by an unsolicited third party acquirer, for shares of the company or of the third party acquirer having a value of twice the right's then-current exercise price.

Further details of the plan are outlined in a letter that will be mailed to stockholders as of the record date.

PMC-Sierra is a leading provider of broadband semiconductor solutions for the global information infrastructure. PMC-Sierra is traded on the Nasdaq National Market under the symbol PMCS. The company is included in the NASDAQ-100 INDEX
(NDX) which contains the largest non-financial companies on the Nasdaq Stock Market. The Nasdaq-100 Index is the benchmark for the Nasdaq-100 Index Tracking Stock (AMEX: QQQ).